UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  July 27, 2016

                   PATRIOT TRANSPORTATION HOLDING, INC.

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           (Exact name of registrant as specified in its charter)

	        FLORIDA		 001-36605	    47-2482414
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	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
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(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              July 27, 2016


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

       On July 27, 2016, the Board of Directors (the "Board") of Patriot Transportation Holding, Inc. (the "Company") appointed Charles D. Hyman to the Board to fill the vacancy created by the death of Robert H. Paul III.

       Mr. Hyman will stand for re-election to the Board at the 2017 annual meeting of shareholders.

       Mr. Hyman, age 57, is currently the president/founder of Charles D. Hyman & Company, a private, registered investment management firm formed in 1991. Mr. Hyman is also an independent director of Fidus Corp., a publicly traded business development company, engaged in mezzanine equity and debt financing.

       The Board has determined that Mr. Hyman satisfies the definition of "independent director" and the requirements for service on the Board's Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee under the Nasdaq listing standards. The aforementioned committees consist solely of independent directors.

       Mr. Hyman was also appointed as an independent director to the Board's Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and will serve as Committee Chair of the Nominating and Corporate Governance Committee.

       Mr. Hyman will participate in the Company's standard compensation program. Pursuant to this program, each member of the Board who is not an employee of the Company or founder of the Company receives an annual retainer of $15,000. For serving as a member of the Audit Committee, Mr. Hyman will receive an additional retainer of $5,000; as member of the Compensation Committee, an additional retainer of $1,000; and as the chair of the Nominating and Corporate Governance Committee, an additional retainer of $2,000. The fee schedule for Mr. Hyman's attendance at the various Board and Committee meetings is as follows: (a) Board-$1,500; (b) Audit Member-$1,000;
(c) Compensation Member-$1,000; and Other Chair-$1,500. In addition, such directors will receive a grant of shares of company stock for each year of Board service. For the current fiscal year, Mr. Hyman received a grant of 2,100 shares of company stock.

       Mr. Hyman entered into the Company's standard indemnification agreement, the form of which was filed as an exhibit to the Company's registration statement on Form 10 filed on August 22, 2014, as amended (Registration No. 001-36605).






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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  July 27, 2016	        By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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